                        FIRST AMENDMENT TO CREDIT AGREEMENT


This Amendment is made as of the 18th day of October, 1996 by and between The Sportsman's Guide, Inc., a Minnesota corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                    Recitals

The Borrower and the Lender have entered into the Credit and Security Agreement dated as of May 17, 1996, (the "Credit Agreement").

The Lender has agreed to make certain loan advances to the Borrower and to cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

The loan advances under the Credit Agreement are evidenced by the Borrower's revolving note dated as of May 17, 1996, in the maximum principal amount of $10,000,000 and payable to the order of the Lender (the "Note").

All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.   The Credit Agreement is hereby amended as follows:

     (a) The definition of "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) (ii) thereof in its entirety and replacing the same with the following:

            "(ii)   for and during each month (or portion thereof indicated
            below) of each calendar year (or portion thereof) during the term hereof, the lesser of (A) the following percentages of Eligible Inventory or (B) the following dollar amounts:

                               CALENDAR YEAR 1996

                                     The lesser of the
             During the             following percentage     Or the following
          Period(s) beginning      of Eligible Inventory       Dollar Amount
         --------------------      ---------------------     ----------------
          January 1,                        50%                 $ 6,000,000
            February 1 and
            March 1
          April 1                           50%                 $ 7,000,000
          May 1                             60%                 $10,000,000
          June 1                            75%                 $10,000,000
          July 1 and                        65%                 $10,000,000
            August  1
          September 1                       60%                 $10,000,000
          October 15                        55%                 $11,500,000
          November 15                       55%                 $11,500,000
          December 15                       50%                 $ 6,000,000

                            CALENDAR YEAR 1997 AND THEREAFTER

                                     The lesser of the
             During the             following percentage     Or the following
          Period(s) beginning      of Eligible Inventory      Dollar Amount
          -------------------      ---------------------     ----------------
          January 1,                        50%                 $ 6,000,000
            February 1 and
            March 1
          April 1                           50%                 $ 7,000,000
          May 1                             60%                 $10,000,000
          June 1                            75%                 $10,000,000
          July 15 and                       65%                 $10,000,000
            August 15
          September 15                      60%                 $10,000,000
          October 15                        55%                 $10,000,000
          November 15                       50%                 $10,000,000
          December 15                       50%                 $ 6,000,000

     (b) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the same in its entirety and replacing the same with the following:

            "Commitment" means (i) from October 15, 1996 through December 15, 1996 $11,500,000, and (ii) at all other times $10,000,000, unless said amount is


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

            reduced pursuant to Section 2.9(c) hereof, in which event it means the amount to which said amount is reduced.

     (c) Exhibit A to the Credit Agreement is hereby deleted and replaced with Exhibit A attached hereto.

     (d) Section 1.1 of the Credit Agreement is hereby amended by adding to said Section the following new definitions of "Banc One L/C" and "Banc One L/C Amount":

            "Banc One L/C" has the meaning specified in Section 2.3a hereof.

            "Banc One L/C Amount" means the aggregate outstanding face amount of the Banc One L/C.

     (e)    The Credit Agreement is hereby amended by adding thereto a new
     Section 2.3a, reading as follows:

            "2.3a ISSUANCE OF BANC ONE LETTER OF CREDIT. The Lender agrees, on or before October 31, 1996, and on the terms and subject to the conditions herein set forth, to cause to be issued by an Issuer a standby letter of credit for the account of the Borrower in favor of Banc One Leasing Corporation (the "Banc One L/C") with a face amount not to exceed the lesser of (a) $400,000 or (b) the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder, plus (ii) 50% of the L/C Amount, plus (iii) the Banc One L/C Amount; provided, however, that in no event shall the sum of the Advances plus the L/C Amount plus the Banc One L/C Amount at any time exceed the Commitment. The Banc One L/C shall be issued with an expiry date no later than May 17, 1998. The Banc One L/C shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender as co-applicants for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer.
            The terms and conditions of such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of such L/C Application and the terms hereof, the terms hereof shall control. The provisions of Sections 2.4, 2.5, 2.6, 2.7, 2.9 hereof shall apply to the Banc One L/C in the same manner as the same apply to Letters of Credit and, without limiting the generality of the foregoing, the definition of "Obligation of Reimbursement" set forth in Section 2.4 (a) hereof shall include the Borrower's obligation to pay to the Lender a sum equal to all amounts drawn under the Banc One L/C plus any and all reasonable charges and expenses that the Issuer or "the Lender may pay or incur relative to such draw, plus interest on such amounts, charges and expenses as set forth in Section 2.4 (b)."


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

     (f) Section 2.9(c) of the Credit Agreement is hereby amended by inserting the phrase "plus the Banc One L/C Amount" immediately after the term "L/C Amount" in the fourth line of said Section.

     (g) Section 2.10 of the Credit Agreement is hereby amended by inserting the phrase "plus the Banc One L/C Amount" immediately after the term "L/C Amount" in the second and fourth lines of said Section.

     (h) Section 2.14 of the Credit Agreement is hereby amended by inserting the phrase "and the Banc One L/C" immediately after the term "Letters of Credit" in the third and eighth lines of said Section.

     (i) Section 2.16 (c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

            "(c)    The Borrower agrees to pay the Lender a commission with
            respect to (i) each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of two percent (2%) of the available amount of such Letter of Credit (as it may be changed from time to time), and (ii) the Banc One L/C, accruing on a daily basis and computed at the annual rate of three percent (3%) of the Banc One L/C Amount, in each case from and including the date of issuance thereof until such date as such Letter of Credit or the Banc One L/C, as the case may be, shall terminate by its terms, payable in arrears, and prorated for any part of a full calendar year in which such Letter of Credit or the Banc One L/C, as the case may be, remains outstanding. The foregoing commissions shall be in addition to any and all fees and charges of any Issuer of a Letter of Credit and/or the Banc One L/C with respect thereto or in connection therewith."

     (j) Section 2.16 (d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

            "(d)     The Borrower agrees to pay the Lender, on written demand,
            the administrative fees charged by the Issuer in connection with the honoring of drafts under the Banc One L/C and any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Banc One L/C and/or the Letters of Credit."

3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4. The Borrower agrees to pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $5,000 in consideration of the execution by the Lender of this Amendment.


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

5. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

     (a) The replacement note substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Replacement Note").

     (b) Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of May 17, 1996 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of the Borrower's Secretary dated as of May 17, 1996, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

6.   The Borrower hereby represents and warrants to the Lender as follows:

     (a) The Borrower has requisite power and authority to execute this Amendment and the Replacement Note and to perform all of its obligations hereunder, and this Amendment and the Replacement Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

     (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in paragraph 4 hereof, the definition of "Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the Replacement Note, which Replacement Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Note.

8. The execution of this Amendment and acceptance of the Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

10. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.


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

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        The Sportsman's Guide, Inc.



                                        By: /s/ CHARLES LINGEN
                                            ---------------------------------
                                              Its: Secretary
                                                   ---------------------------



                                        Norwest Business Credit, Inc.

                                        By: /s/ MARK GUSTAFSON
                                            ---------------------------------
                                              Its: Vice President
                                                   ---------------------------


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

                                    EXHIBIT A

                                  REVOLVING NOTE

$11,500,000.00                                            Minneapolis, Minnesota
                                                             October      , 1996

For value received, the undersigned, The Sportsman's Guide, Inc., a Minnesota corporation (the "Borrower"), hereby promises to pay on May 17, 1998 to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Eleven Million Five Hundred Thousand and 00/100 Dollars ($11,500,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower pursuant to that certain Credit and Security Agreement (the "Credit Agreement") of even date herewith by and between the Lender and the Borrower, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant, and is subject to, the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Note referred to in the Credit Agreement. This Note is executed, delivered and accepted not in payment of, but as an amendment and restatement of the Revolving Note dated May 17, 1996 executed by the Borrower and made payable to the order of the Lender in the original principal amount of $10,000,000.

This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

          THE SPORTSMAN'S GUIDE, INC.

          By:
              -------------------------------------
                Its:
                     --------------------------------


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